HIT AT A GLANCE

•	A $6.3 billion investment grade fixed-income mutual fund

•	Expertise in the highest credit quality multifamily mortgage backed securities.

•	Proven 35+-year history of competitive returns for pension funds and labor organizations, such as health and welfare funds, while also generating vital union construction jobs, and supporting affordable and workforce housing, and healthcare facilities.
•	100% union labor requirement for all on-site construction.

•	Successful history as a fixed income impact investor incorporating Environmental, Social, and Governance (ESG) factors into its investment strategy and required reporting submitted to obtain 2020 UNPRI signatory status.

ANNUALIZED RETURNS As of March 31, 2020

The AAA Index represents the AAA Component of the Bloomberg Barclays U.S. Aggregate Bond Index.

BENEFITS OF THE HIT

•	Core fixed-income option with a strong performance record.

•	Higher income, superior credit profile, and similar levels of interest rate risk compared to its benchmark.

•	Directly sources multifamily construction-related investments that have higher yields than other investments of similar duration and credit quality.

•	Ongoing yield advantage strengthens its performance relative to its benchmark.

•	High credit quality multifamily securities differentiate the HIT from many other core fixed-income vehicles.

•	The HIT’s risk profile, due to its concentration in multifamily securities and exclusion of corporate bonds, could be a useful consideration for potential portfolio diversification from other asset classes.

STRATEGY: OVERWEIGHT MULTIFAMILY MBS

•	Construct and manage a portfolio with higher credit quality, higher yield, and similar interest rate risk relative to the Bloomberg Barclays US Aggregate Bond Index benchmark.

•	Invest in high credit quality multifamily mortgage securities that can provide an income advantage for the HIT and contribute to its performance relative to the benchmark.

SECTOR ALLOCATION As of March 31, 2020

RISK COMPARISON

As of March 31, 2020

	HIT	Barclays
Credit Profile
U.S. Government/Agency/AAA/Cash	93.31%	73.12%
A & Below/Not Rated	1.92%	23.57%
Yield
Current Yield	3.02%	2.87%
Yield to Worst	2.05%	1.63%
Interest Rate Risk
Effective Duration	5.64	5.86
Convexity	0.22	0.19
Call Risk
Call Protected	77%	73%
Not Call Protected	23%	27%

Source: HIT and Bloomberg Barclays US Aggregate Bond Index

continued

The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

COVID-19 UPDATE: Seamless operations in pandemic and positioning to support the recovery

•	Remote operations since March 10, 2020 to ensure staff safety and protect public, drawing on Business Continuity Plan successfully tested in December 2019.

•	All business operations performing smoothly (i.e., trade settlements, construction draw funding, accounts payable, payroll), with continuous cybersecurity monitoring and no interruptions.

•	As COVID-19 subsides, the HIT is ready to be a catalyst to help working families and spur growth by leveraging labor’s capital to create union jobs and affordable housing—essential elements of the economic recovery— just as it did following the 2008 and 9/11/2001 crises.

LABOR POLICIES: BEST IN CLASS

•	Documentation—general contractors and developers have a contractual obligation requiring 100% union labor.

•	Monitoring and Enforcement—Labor Relations ensures compliance and solves issues that may arise.

•	Measurement—work hours measured and reported for every project.

PROJECT PROFILE: SUNDANCE AT SETTLER’S RIDGE

WOODBURY, MN

•	$69.6 million new construction project

•	Twenty three two-story buildings will create 218 units of housing

•	HIT investment of $53.5 million

•	Creating an estimated 544,190 hours of union construction work (273 jobs)

ECONOMIC IMPACT OF INVESTMENTS*

(1984-present)

533 PROJECTS	178.3M	hours of on-site union construction work created
$8.7B in HIT capital invested
$16.5B in total development cost
$32.9B total economic benefits
$13.3B in personal income including wages and benefits ($6.7B for construction workers)
193,729 total jobs generated across communities
117,005 housing and healthcare units nationwide (67% affordable housing)

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and its subsidiary Building America project data. Data is current as of March 31, 2020. Economic impact data is in 2019 dollars and all other figures are nominal.

The performance data quoted represents past performance and is no guarantee of future results. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at (202) 331-8055 or visit the HIT’s website at www.aflcio-hit.com.

2401 Pennsylvania Ave., NW, Suite 200 | Washington, DC 20037 | 202.331.8055 | www.aflcio-hit.com